CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)
Reconciliation to amounts on consolidated balance sheets:
Cash and cash equivalents	¥ 694,420	$ 100,681	¥ 1,331,968	¥ 1,127,055
Restricted cash	6,580	954	11,841	18,630
Total cash, cash equivalents and restricted cash	¥ 701,000	$ 101,635	¥ 1,343,809	¥ 1,145,685